                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                         Mercantile Mutual Funds, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

================================================================================

                              GENERIC REGISTERED
                        TELEPHONE PROXY VOTING SERVICE
                                   DIALOGUE
                                1-800-690-6903

================================================================================


Dialogue    Type of
Number      Dialogue       Dialogue
------      --------       --------

  1         Greeting 1     Hello. Thank you for calling the Telephone Proxy
                           Voting Service.

                              .  Go to dialogue # 2.

  2         Greeting 2     Press one if you are calling from a touch-tone phone
                           and have your Proxy Form in front of you.
                           .  Enter `1'.
                              .  Go to dialogue # 3.
                           .  Enter invalid response. "Please call back when you
                                    ----------------
                              have your Proxy Form. Thank you for calling the Telephone Proxy Voting Service. This concludes your transaction."
                              .  Disconnect.

                              .  When an invalid response of more than 1 digit
                                         ----------------
                                 is entered, the caller is disconnected without a message.

                           .  Enter nothing. "Please call back when you have
                              -------------
                              your Proxy Form. Thank you for calling the Telephone Proxy Voting Service. This concludes your transaction."
                              .  Disconnect.

  3         Let's Begin    Let's begin.
                              .  Go to dialogue # 4.

Dialogue    Type of
Number      Dialogue       Dialogue
------      --------       --------

  4         Enter CN       Please enter the twelve digit Control Number located
                           on the left side of the Proxy Form above the
                           directors.
                           .  Enter 12 valid Control Number digits during or
                                    == ----
                              after dialogue #s 3 & 4.
                              .  Go to dialogue # 5.

                           .  Enter 12 invalid Control Number digits during or
                                    == -------
                              after dialogue #s 3 & 4. "Sorry, your Control Number is invalid."
                              .  Go to dialogue # 4.
                                    - A third invalid attempt triggers the
                                              -------
                                    `Sorry Problems' message and disconnects - .

                           .  Enter 1 to 11 invalid digits/characters during or
                                    ======= -------
                              after dialogue #s 3 & 4. "Sorry, your input was invalid."
                              .  Go to dialogue # 4
                                         - A third invalid attempt triggers the
                                                   -------
                                    `Sorry Problems' message and disconnects - .

                           .  Enter nothing. "I have not received your
                              -------------
                              response." or "Sorry, your input was invalid." . Go to dialogue # 4.
                                    - A third no response triggers the `Sorry
                                              -----------
                                    Problems' message and disconnects - .

  5         Thank You      Thank you.
                           When vote is in advance of the meeting date . . .
                           .  Go to dialogue # 6.
                              or
                           When vote is on the day of or passed the meeting date
                              "Your vote cannot be accepted. It is the day of the meeting or the vote is late."
                              .  Go to dialogue # 4.

Dialogue    Type of
Number      Dialogue          Dialogue
------      --------          --------

  6         Accept Default    If you elect to vote as the Board of Directors
                              recommends, press one. If you elect to vote on
                              directors and proposals individually, press two.
                              .  Enter `1'.
                                 .  Go to dialogue # 24.
                              .  Enter `2'.
                                 .  Go to dialogue # 7.
                              .  Enter nothing or an invalid response. "I have
                                       -------       -------
                                 not received your response." or "Sorry, your
                                 input was invalid."
                                 .  Go to dialogue # 6.
                                             - A third no response or invalid
                                                       -----------    -------
                                             response triggers the `Sorry
                                             --------
                                             Problems' message and disconnects
                                             -.

Dialogue    Type of
Number      Dialogue        Dialogue
------      --------        --------

 .    Dialogues numbered 7/2/ through 15 and 19 are only reached when there are nominees to vote on--and caller elects to vote on directors and proposals individually.

  7         Nominee Vote    /1/ There are zero nominees for this proxy vote.
            **Dialogue          .  Go to dialogue # 16.
            /1/ or /2/
            depending                        OR
            on whether
            there are       /2/ If you wish to vote for all nominees, press one.
             Nominees           To withhold all nominees, press two.
             for this           To withhold specific nominees, press three.
             proxy vote     .    Enter `1'.
                                 .  Go to dialogue # 8.
                            .    Enter `2'.
                                 .  Go to dialogue # 9.
                            .    Enter `3'.
                                 .  Go to dialogue # 10.
                            .    Enter nothing or an invalid response. "I have
                                       -------       -------
                                 not received your response." or "Sorry, your
                                 input was invalid."
                                 .   Go to dialogue # 7.
                                          - A third no response or invalid
                                                    -----------    -------
                                          response triggers the `Sorry Problems'
                                          --------
                                          message and disconnects - .

Dialogue    Type of
Number      Dialogue       Dialogue
------      --------       --------

  8         For All        You have voted for all nominees. If this is correct,
            Nominees       press one. If this is not correct, press two.
                           .   Enter `1'.
                               .  Go to dialogue # 16.
                           .   Enter `2'.
                               .  Go to dialogue # 7.
                           .   Enter nothing or an invalid response. "I have not
                                     -------       -------
                               received your response." or "Sorry, your input
                               was invalid."
                           .   Go to dialogue # 8.
                                         - A third no response or invalid
                                                   -----------    -------
                                         response triggers the `Sorry Problems'
                                         --------
                                         message and disconnects - .


  9       Withhold         You have voted to withhold all nominees. If this
          All Nominees     correct press one. If this is not correct, press two.
                           .  Enter `1'.
                              .  Go to dialogue # 16.
                           .  Enter `2'.
                              .  Go to dialogue # 7.
                           .  Enter nothing or an invalid response. "I have not
                                    -------       -------
                              received your response." or "Sorry, your input was invalid."
                              .  Go to dialogue # 9.
                                      - A third no response or invalid response
                                                -----------    ----------------
                                        triggers the `Sorry Problems' message
                                        and disconnects - .

Dialogue    Type of
Number      Dialogue       Dialogue
------      --------       --------

  10     Specific          You have chosen to withhold Specific Nominees.
         Nominee               .   Go to dialogue # 11.

  11     Enter Nominee     Enter the two digit number that is in front of the
                           name of the nominee you wish to withhold. If you are
                           finished, enter zero .
                           .   Enter valid two digit number between 1 and 10.
                                     -----
                               .   Go to dialogue # 12.
                           .   Enter valid two digit number between 1 and 10
                                     -----
                               that was previously entered -therefore a
                               duplicate nominee number.
                               .   Go to dialogue # 13.
                           .   Enter `00'.
                               .   Go to dialogue # 16.
                           .   Enter invalid digit(s).
                                     -------
                               .   Go to dialogue # 14.
                           .   Enter nothing.
                                     -------
                               .   Go to dialogue # 16.

  12     Verify Nominee    You have entered Nominee Number . . . . If this is
                           correct, press one. If this is not correct, press
                           two.
                           .   Enter `1'.
                               .  Go to dialogue # 15.
                           .   Enter `2'.
                               .  Go to dialogue # 15.
                           .   Enter nothing or an invalid response. "I have not
                                     -------       ----------------
                               received your response." or "Sorry, your input was invalid."
                               .  Go to dialogue # 12. -- (Only "if...correct,
                                  press one - if...not correct, press two" is repeated.)

Dialogue    Type of
Number      Dialogue       Dialogue
------      --------       --------

                                     - A third no response or invalid response
                                               -----------    ----------------
                                    triggers `Sorry Problems' message and
                                    disconnects - .

Dialogue            Type Of
Number              Dialogue            Dialogue
------              --------            --------
  13                Dup Nominee         You have already selected Nominee
                                        Number...
                                          .  Go to dialogue # 15.

  14                Invalid             Your entry was invalid. The Nominee
                    Nominee             Number must be between one and ten.
                                          .  Go to dialogue # 15.

  15                Another             If you wish to withhold another nominee,
                    Nominee             enter the two digit number that is in
                                        front of the name of the nominee you
                                        wish to withhold. If you are finished,
                                        enter zero zero.
                                        .  Enter valid two digit number between
                                                 -----
                                           1 and 10 to withhold another nominee.
                                           .  Go to dialogue # 12.
                                        .  Enter valid two digit number
                                                 -----
                                              between 1 and 10 that was
                                              previously entered - therefore a
                                              duplicate nominee number.
                                              .  Go to dialogue # 13.
                                        .  Enter '00'.
                                              .  Go to dialogue # 16.
                                        .  Enter invalid nominee number.
                                                 -------
                                              .  Go to dialogue # 14.
                                        .  Enter nothing.
                                                 -------
                                              .  Go to dialogue # 16.

  16                Proposal               Proxy Voting continues with Proposal
                    Voting                 Voting.
                                              .  Go to dialogue # 17.

  17                Proposal               We are ready to accept your vote
                    Name                   for Proposal........
                                              .  Go to dialogue # 18.

Dialogue            Type Of
Number              Dialogue           Dialogue
------              --------           --------

  18                Proposal Vote      If you are voting for this proposal,
                                       press one. If you are voting against this proposal, press two. If you wish to abstain, press three.

                                       .  Enter `1', `2', `3', etc. (proposal
                                          numbers may vary) to vote on a
                                          specific proposal.
                                          .  Go to dialogue # 17 to vote on
                                                                 ----------
                                             another proposal.
                                             ----------------
                                          .  Go to dialogue # 19 after all
                                                                 ---------
                                             proposals are voted.
                                             -------------------
                                       .  Enter nothing or invalid response. "I
                                                -------    ----------------
                                          have not received your response." or
                                          "Sorry, your input was invalid."
                                          .  Go to dialogue # 17.
                                                         - A third no response
                                                                   -----------
                                                         or invalid response
                                                            ----------------
                                                         triggers `Sorry
                                                         Problems' message and
                                                         disconnects-.


  19                Nominee Vote          When there are no nominees....
                                                         == ========
                    Confirmation          .   Go to dialogue # 20

                                          When there are nominees.......
                                                     === ========
                                       You have voted for all Nominees.
                                                     or
                                       You have voted to withhold all Nominees.
                                                     or
                                       You have voted to withhold Nominee....
                                          .   Go to dialogue # 20.

  20                For Proposal       You have voted for Proposal....

  21                Against            You have voted against Proposal.......
                    Proposal

Dialogue    Type of
Number      Dialogue          Dialogue
------      --------          --------

  22        Abstain           You have voted to abstain from Proposal...
            Proposal
                              .  Dialogues 20, 21, and 22 are repeated until all
                                 proposal votes are verified.
                                 . Go to dialogue # 23.

  23        Confirm Votes     If this is correct, press one. If this is not
                              correct, press two. If you would like your vote
                              repeated to you, press three.
                              . Enter `1'.  "A vote has been recorded for
                                             Control Number.................".
                                 . Go to dialogue # 26.
                              . Enter `2'.
                                 .  Go to dialogue # 6.
                                             - A third entry of this response
                                             triggers the `Too Many Incorrect'
                                             message, followed by the `Sorry
                                             Problems' message and disconnects-.
                              . Enter `3'.
                                .  Go to dialogue # 19.
                              . Enter nothing or invalid response.  "I have not
                                      -------    -------
                                received your response." or "Sorry, your input was invalid."
                                .  Go to dialogue # 19, 20, 21, 22.
                                      - A third no response or invalid response
                                                -----------   -----------------
                                       triggers `Sorry Problems' message and
                                        disconnects - .

  24        Vote              You have elected to vote as the Board of
            Recommend         Directors has recommended.
                                .  Go to dialogue # 25.

Dialogue    Type of
Number      Dialogue    Dialogue
------      --------    --------

  25        Board       Recommended elections include a vote to approve all
            Recommends  proposed nominees and a vote for proposals zero one, zero two, zero four. If this is correct, press one. If
                        this is not correct, press two. If you would like your
                        vote repeated to you, press three.
                        .  Enter `1'.  "A vote has been recorded for
                                       Control Number....................".
                           .  Go to dialogue # 26.
                        .  Enter `2'.
                           .  Go to dialogue # 6.
                                    - A third entry of this response triggers
                                    the `Too Many Incorrect' message, followed
                                    by the `Sorry Problems' message and
                                    disconnects - .
                        .  Enter `3'.
                           .  Go to dialogue # 24.
                        .  Enter nothing or an invalid response.  "I have not
                                 -------       ----------------
                           received your response." or "Sorry, your input was invalid."
                           .  Go to dialogue # 24.
                                    - A third no response or invalid response
                                              -----------   -----------------
                                    triggers `Sorry Problems' message and
                                    disconnects - .

Dialogue    Type of
Number      Dialogue          Dialogue
------      --------          --------

  26        Conclude          If this concludes your business, press one.  If
            Business          you would like to vote for another Proxy Election,
                              press two.
                              .  Enter `1'.
                                 .  Go to dialogue # 27.
                              .  Enter `2'.
                                 .  Go to dialogue # 27.
                              .  Enter nothing or invalid response. "I have not
                                       -------    -------
                                 received your response." or "Sorry, your input was invalid."
                                 .  Go to dialogue # 26.
                                       - A third no response or invalid response
                                                 -----------    ----------------
                                       triggers `Sorry Problems' message and
                                       disconnects- .

  27        Record Votes      All of your votes have been recorded by the
                              Telephone Proxy Voting Service. Do not mail in
                              your proxy card. Keep it as a record of your vote.
                                 .   Go to dialogue # 4 - if voting for another
                                                          =====================
                                     Proxy Election based on voter's response to
                                     ==============
                                     dialogue # 26.
                                 .   Go to dialogue # 28 - if not voting for
                                                           =================
                                     another Proxy Election based on voter's
                                     ======================
                                     response to dialogue # 26.

  28        Thank You         Thank you for calling the Telephone Proxy Voting
                              Service. This concludes your transaction.
                                     .  Disconnect.

STANDARD DIALOGUES REPEATED UNDER VARIOUS CONDITIONS

The dialogues below are spoken under various circumstances. Generally, the "Sorry Problems" dialogue is repeated on the third attempt to get valid information.


TYPE OF
INSTRUCTION         DIALOGUE
-----------         --------

Sorry Problems      We are sorry you are experiencing problems entering your
                    vote. Please call later and try again.

                    .  NOTE
                       The "Sorry Problems" dialogue is generally repeated after any combination of three invalid responses or non
                                                ----------------- -- ---
                       responses to a set of dialogues. This is followed by a
                       ---------
                       disconnection.

Too Many Incorrects You have made too many incorrect entries. Please call back when you have the correct information.

                    .  NOTE
                       The "Too Many Incorrects" dialogue is generally repeated when there are several changes and inconsistencies responding to a set of dialogues. This is followed by the "Sorry Problems" dialogue and a disconnection.

Invalid Input       Sorry, your input was invalid.

Pause .5 [ 500 ms of silence ] (Amount of pause time permitted between caller's vote and continuation of telephone dialogue.)

WELCOME TO PROXYVOTE.COM

Please select one of the links below...

If you received your proxy material in the mail, please have your material and your control number ready.

If you received a notification via e-mail, please have your control number and Personal Identification Number ready.

To submit your voting instructions over our secure site, click HERE.

If your browser cannot support secure transactions via SSL encryption, click
HERE.

Need to update to a security enabled browser?  Click HERE.

You can submit your proxy voting instructions right over the Internet

It's fast, convenient, and your voting instructions are immediately posted.

If you received notification by postal mail:

     1. Read the Proxy Statement. The accompanying Voting Instruction Form or Proxy Card contains your Control Number.
     2.   Enter the 12 digit Control Number to access an electronic ballot.
     3.   Complete the electronic ballot and submit your voting instructions.
     4. Provide your E-Mail address if you want confirmation of your voting instructions.

If you received notification by E-Mail:

     1. To access an electronic ballot, enter the 12 digit Control Number contained in your E-Mail message and the PERSONAL IDENTIFICATION NUMBER (PIN) you used when you enrolled for electronic delivery.
     2. The ballot displayed contains Internet Links to the Proxy Statement and the Annual Report, read them carefully.
     3.   Complete the ballot and submit your voting instructions.


Enter your CONTROL NUMBER:  _______________  (Please skip any spaces)

Enter your PERSONAL IDENTIFICATION NUMBER (PIN): _______ (Required for the E-Mail option only)

Click to Continue

Need to update your browser or download the Adobe Acrobat(R) Reader?  CLICK HERE

                 MERCANTILE MUTUAL FUNDS, INC. Special Meeting

             to be held on 10/13/2000 for holders as of 08/29/2000

                            CUSIP 587423-stockClass

                              Your Control Number:


Directors' Recommendations:

Choose this if you would like to vote your shares following directors' recommendations. See below for the detailed recommendations. Please read it carefully.

Vote my shares per directors' recommendations

Proxy Ballot:

PROPOSALS:

Please indicate your proposal selections by clicking on the fields below.

01. PROPOSAL TO APPROVE A NEW SUB-ADVISORY AGREEMENT BETWEEN FIRSTAR INVESTMENT RESEARCH & MANAGEMENT COMPANY, LLC AND CLAY FINLAY INC. WITH RESPECT TO THE PORTFOLIO.
Directors Recommend:  FOR

[_] For   [_] Against   [_]Abstain

Vote my shares per the above selections

Legal Proxy:

Choose this only if you plan to attend and vote your shares at the meeting.

IMPORTANT: By choosing this option, we are precluded from voting your shares on your behalf. A Legal Proxy covering your securities will be issued to you.
Your Legal Proxy must be presented at the meeting for your shares to be represented. Do not make any other marks on this ballot.

I plan to attend the meeting

DO NOT use this option if you hold shares directly with the issuer, rather than through a bank or broker.

Click to see:  "Letter to our clients regarding voting authority"

                              Voting Instructions


To our clients:

We have been requested to forward to you the displayed proxy material (ballot)
- relative to securities held by us in your account but not registered in your name. Such securities can be voted only by us as the holder of record. We shall be pleased to vote your securities in accordance with your wishes, if you will execute the ballot and submit it as per the instruction on this Internet site. It is understood that if you submit the ballot without otherwise marking it the securities will be voted as recommended by the Board of Directors on all matters to be considered at the meeting.

For the meeting, the extent of our authority to vote your securities in the absence of your instructions is as follows:

We urge you to submit your instructions so that we may vote your securities in accordance with your wishes.

However, the rules of the New York Stock Exchange provide that if instructions are not received from you prior to the issuance of the first vote the proxy may be given at discretion by the holder of record of the securities (on the tenth day, if the proxy material was mailed/transmitted at least 15 days prior to the meeting date; on the fifteenth day if proxy material was mailed/transmitted 25 days or more prior to the meeting date). If you are unable to communicate with us by such date, we will nevertheless follow your instructions, even if our discretionary vote has already been given, provided your instructions are received prior to the meeting date.

Should you wish to please check the box on the ballot and submit it as per the instruction on this Internet site. A legal proxy covering your securities will be issued to you.

                              Thank You For Voting

                  To enter your next Control Number Click Here

                              InvestorDelivery.com


You now have the option to receive future shareholder communications (Annual Reports, Proxy Statement, Quarterly Reports, etc.) electronically, instead of in print. This will save postage and mailing costs for the securities in which you have invested.

Participation is completely your choice. To send future shareholder communications to you electronically we require your permission. Simply click on the link below to access the InvestorDelivery.com site.

In the future, when, and if, material is available electronically, we will send you an e-mail which will contain information that will point you to an Internet location where the material is available, along with a link to ProxyVote.com (when applicable) to submit your voting instructions. You only have to enroll this investment account once. We hope you will give this option your serious consideration.

If you wish to enroll for electronic delivery of shareholder material, or to view, modify or cancel your enrollment information, please Click Here.